Exhibit 99.2
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Announces New $25 Billion Stock Repurchase Program
SAN JOSE, Calif. – March 14, 2024 – Adobe (Nasdaq:ADBE) announced that its board of directors has approved a new stock repurchase authorization, granting the company authority to repurchase up to $25 billion in common stock through March 14, 2028. Under the program, which is designed to return value to Adobe’s stockholders, minimize dilution from stock issuances, and reduce share count over time, the company may repurchase shares in the open market and enter into structured repurchase agreements with third parties.
“Our new $25 billion share repurchase authorization underscores what a special company Adobe is, with the profitability and cash flows to drive growth and invest in innovation while returning significant capital to our shareholders,” said Dan Durn, executive vice president and CFO, Adobe.
Adobe to Host Conference Call
Adobe will webcast its first quarter fiscal year 2024 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Adobe to Host Investor Meeting at Adobe Summit 2024
Adobe will host its Investor Meeting with financial analysts and investors on Tuesday, March 26, 2024 at 2:00 p.m. Pacific Time at Adobe Summit in Las Vegas, Nev. Adobe’s executives will discuss the company’s long-term market opportunity, strategy and innovation roadmap, including artificial intelligence. The event will be streamed live on the Adobe Investor Relations Website. Following the event, a recording and related materials will be available on the site.
Forward-Looking Statements Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to Adobe’s stock repurchases, cash flows, use of cash, business momentum and strategy. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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